CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the Seneca Foods Corporation Employees' Savings Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Dated: June 25, 2003
                             /s/Kraig H. Kayser
                             ---------------------------
                             Kraig H. Kayser
                             Chief Executive Officer

Dated: June 25, 2003         /s/Philip G. Paras
                             ---------------------------
                             Philip G. Paras
                             Chief Financial Officer


A signed original of this written statement has been provided to Seneca Foods Corporation and will be retained by Seneca Foods Corporation and furnished to the Securities and Exchange Commission or its staff upon request.